UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2009

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CoroWare, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-33231	95-4868120
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4056 148th Avenue NE

Redmond, Washington 98052

(Address of principal executive offices)

(800) 641-2676

(Registrant's telephone number, including area code)

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Copies to:

Mary P. O’Hara, Esq.

Madama Griffitts O’Hara LLP

450 Park Avenue South, 8th Floor

New York, New York 10016

Phone: (212)209-5483

Fax: (212) 209-5450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

Lloyd Spender, President and CEO of CoroWare, Inc. gave an interview to Lynn Fosse, Senior Editor, CEOCFOinterviews.com, which was published in the December 11, 2009 issue of CEO/CFO’s online newsletter.  A transcript of the interview is attached as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit Number	Description
99	Transcript of Interview with CEO/CFO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COROWARE, INC.

By:	/s/ LLOYD SPENCER
Lloyd Spencer
President, CEO and Interim CFO

Date:  December 22, 2009

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